                                                  Exhibit 10.23


                              $60,000,000

               AMENDED AND RESTATED CREDIT AGREEMENT

                                 Among

                    YANKEE GAS SERVICES COMPANY

               THE BANKS LISTED ON ANNEX A HERETO

                                 and

                         THE BANK OF NEW YORK,
                              as Agent

                    Dated as of February 2, 1995

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                         TABLE OF CONTENTS


                                                            Page
                              ARTICLE 1

CREDIT FACILITIES...........................................1
1.01.  Revolving Credit Facility............................1
1.02.  Manner of Borrowing..................................1
1.03.  Bid Loan Facility....................................3
1.04.  Interest.............................................5
(a)  Rates..................................................5
(b)  Payment................................................5
(c)  Conversion and Continuation............................6
(d)  Maximum Interest Rate..................................6
1.05.  Repayment............................................7
1.06.  Prepayments..........................................7
1.07.  Minimum Amount of Loans..............................7
1.08.  Cancellation or Reduction of Commitments.............8
1.09.  Facility Fee.........................................8
1.10.  Agent's Fees.........................................8
1.11.  Computation of Interest..............................8
1.12.  Payments by the Borrower.............................8
1.13.  Evidence of Indebtedness.............................10
1.14.  Pro Rata Treatment...................................10

                              ARTICLE 2

CONDITIONS TO EFFECTIVENESS.................................11
2.01.  Conditions to Restatement Effective Date.............11
2.02.  Conditions to Each Loan..............................12
2.03.  Special Additional Conditions to Bid Loans...........12
2.04.  Special Conditions to Refunding Loans................13
2.05.  Extension of Termination Date........................13

                               ARTICLE 3

CERTAIN REPRESENTATIONS AND WARRANTIES OF THE BORROWER......13
3.01.  Organization; Power; Qualification...................14
3.02.  Authorization; Enforceability; Required Consents;
Absence of Conflicts........................................14
3.03.  Subsidiaries.........................................14
3.04.  Governmental Approvals...............................14
3.05.  Debt; Liabilities....................................15
3.06.  Litigation...........................................15
3.07.  Environmental Matters................................15
3.08.  ERISA................................................15
3.09.  Tax Returns and Payments.............................15
3.10.  No Material Adverse Change or Event..................16
3.11.  Investment Company Act; Public Utility Holding
Company Act.................................................16

                              ARTICLE 4

COVENANTS.....................................................16
4.01.  Preservation of Existence and Properties, Scope of
Business, Compliance with Law, Payment of Taxes and Claims....16
4.02. Insurance...............................................16
4.03.  Use of Proceeds........................................17
4.04.  Merger or Consolidation................................17
4.05.  Disposition of Assets..................................17
4.06.  Taxes of Other Persons.................................17
4.07.  Benefit Plans..........................................17
4.08.  Transactions with Affiliates...........................17
4.09.  Liens..................................................18
4.10.  Equity Ratio...........................................18
4.11.  Consolidated Stockholders' Equity......................18
4.12.  Consolidated Cash Coverage Ratio.......................18

                              ARTICLE 5

FINANCIAL STATEMENTS AND INFORMATION...........................18
5.01.  Financial Statements and Information to Be Furnished....18
(a)  Quarterly Financial Statements; Officer's Certificate.....18
(b)  Year-End Financial Statements; Accountant's and Officer's
Certificates...................................................19
(c)  Additional Materials......................................19
(i)  Reports and Filings.......................................19
(ii) Requested Materials.......................................19
(d)  Notice of Defaults, Litigation and Other Matters..........20
5.02.  Accuracy of Financial Statements and Information........20
(a)  Historical Financial Statements...........................20
(b)  Future Financial Statements...............................20
(d)  Historical Information....................................21
(e)  Future Information........................................21
5.03.  Additional Covenants Relating to Disclosure.............22
(a)  Accounting Methods and Financial Records..................22
(b)  Visits and Inspections....................................22

                              ARTICLE 6

DEFAULT........................................................22
6.01. Events of Default........................................22
6.02. Remedies upon Event of Default...........................25

                              ARTICLE 7

LIBOR AND BASE RATE LOAN PROVISIONS............................25
7.01.  Mandatory Suspension and Conversion of LIBOR Loans......25
7.02.  Regulatory Changes......................................26
7.03.  Change of Lending Office................................27
7.04.  Funding Losses..........................................27
7.05.  Determinations..........................................27

                              ARTICLE 8

THE AGENT......................................................28
8.01.  Appointment and Powers..................................28
8.02.  Limitation on Agent's LiabilitY.........................28
8.03.  Defaults................................................29
8.04.  Rights as a Bank........................................29
8.05.  Indemnification.........................................29
8.06.  Non-Reliance on Agent and Other Banks...................30
8.07.  Resignation of the Agent................................30

                              ARTICLE 9

MISCELLANEOUS..................................................31
9.01.  Notices.................................................31
9.02.  Expenses; Indemnification...............................32
9.03.  Rights Cumulative.......................................34
9.04.  Waivers; Amendments.....................................34
9.05.  Set-Off.................................................35
9.06.  Sharing of Recoveries...................................35
9.07.  Assignment..............................................36
9.08.  Participations..........................................37
9.09.  Governing Law...........................................38
9.10.  Judicial Proceedings; Waiver of Jury Trial..............38
9.11.  Exemption from Withholding..............................38
9.12.  Severability of Provisions..............................39
9.13.  Survival of Obligations.................................39
9.14.  Entire Agreement........................................40
9.15.  Counterparts............................................40
9.16.  Successors and Assigns..................................40

                              ARTICLE 10

INTERPRETATION.................................................40
10.01.  Definitional Provisions................................40
(a)  Defined Terms.............................................40
(b)  Other Definitional Provisions.............................53
10.02.  Accounting Matters.....................................54
10.03.  Representations and Warranties.........................54
10.04.  Captions...............................................55

Annex A Banks, Lending Offices, Notice Addresses and Commitments
Schedule 1.02 Notice of Borrowing
Schedule 1.03(b)Bid Borrowing Notice
Schedule 1.03(c)Form of Bid
Schedule 1.03(e)Notice of Acceptance of Bid(s)
Schedule 2.01(a)Borrower's Certificate as to Resolutions,etc.
Schedule 2.01(d) Opinion of Counsel for the Borrower and its Subsidiaries
Schedule 2.01(f) Certificate of Negotiating Officer
Schedule 3.03 Subsidiaries
Schedule 3.08 ERISA Plans
Schedule 4.09 Liens
Schedule 5.01(a) Officer's Certificate as to Quarterly Financial Statements; Compliance
Schedule 5.01(b)Officer's Certificate as to Year-End Financial Statements; Compliance
Exhibit A-1 Base Rate Note
Exhibit A-2 LIBOR Note
Exhibit A-3 Bid Note

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               AMENDED AND RESTATED CREDIT AGREEMENT

                    Dated as of February 2, 1995


WHEREAS, YANKEE GAS SERVICES COMPANY, a Connecticut corporation, as Borrower (the "Borrower"), The Bank of New York, as Agent, and certain banks were parties to a Credit Agreement dated as of June 20, 1989, which Credit Agreement was amended by Amendment No. I dated as of June 20, 1992 (as amended, the "Original Agreement"); and

WHEREAS, the Borrower, The Bank of New York, as Agent (the
"Agent") and the banks listed on the signature pages hereof (the
"Banks"), wish to amend and restate the Original Agreement;

NOW, THEREFORE, the Borrower, the Agent and the Banks agree that the Original Agreement is amended and restated in its entirety as of the Restatement Effective Date as follows (as amended and restated hereby, the "Agreement") (with certain terms used herein being defined in Article 10):


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                              ARTICLE 1
                         CREDIT FACILITIES

Section 1.01. Revolving Credit Facility. Upon the terms and subject to the conditions of this Agreement, each Bank, severally and not jointly, shall, from time to time from the Agreement Date and until the Termination Date, make one or more Loans to the Borrower, the aggregate unpaid principal amount of which (not including Bid Loans) at any time shall not exceed such Bank's Commitment at such time and which may initially be, or may from time to time be converted into, Base Rate, LIBOR or Bid Loans, or any combination thereof; provided, however, that the aggregate unpaid principal amount of all Loans, including Bid Loans, shall not at any time exceed the aggregate Commitments of the Banks at such time.

Section 1.02. Manner of Borrowing. (a) To request a Loan, the Borrower shall give the Agent notice of each proposed borrowing of (i) a Base Rate Loan no later than 9:30 a.m. on the requested date of such borrowing, (ii) a LIBOR Loan not less than three LIBOR Business Days prior to the date of such borrowing and (iii) a Bid Loan at the time required pursuant to Section 1.03. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) in the case of all Loans, the date, which shall be a Business Day (and a LIBOR Business Day in the case of a LIBOR
Loan), and the amount of the proposed borrowing (which shall be a multiple of $100,000) and whether the Loan is to be made as a Base Rate Loan, a LIBOR Loan or a Bid Loan, (ii) in the case of LIBOR Loans, the duration of the initial Interest Period as selected by the Borrower and (iii) in the case of Bid Loans, the information required by Section 1.03. Each such notice (other than notices for Bid Loans) shall be irrevocable. Base Rate Loans and Bid Borrowings shall be made only on a Business Day and LIBOR Loans shall be made only on a LIBOR Business Day. The aggregate principal amount of Loans made as part of any Advance shall be not less than the lesser of (x) $1,000,000 and (y) the remaining unused amount of the Commitments.

(b) Upon receipt of each notice of borrowing, the Agent shall promptly notify each Bank of the contents thereof and, in the case of Pro Rata Loans, of such Bank's ratable share of the Loans requested pursuant thereto.

(c) Not later than 12:00 p.m. (New York time) on the date of each Advance of a Pro Rata Loan, each Bank shall (except as provided in subsection 1.02(d)) make available its pro rata share of such Advance to the Agent, in Dollars immediately available to the Agent at the Agent's Office. Any Bank's failure to make any Loan to be made by it in connection with any Advance on the date specified therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

(d) Unless the Agent shall have received written notice from a Bank prior to 11:00 a.m. (New York time) on the date of any Advance of a Pro Rata Loan that such Bank will not make available to the Agent such Bank's pro rata share of such Advance, the Agent may assume that such Bank has made such amount available to the Agent on the date of such Advance in accordance with Section 1.02(c) and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. Any such amount so made available by the Agent on behalf of such Bank shall be deemed a Loan by such Bank. If and to the extent such Bank shall not have so made available to the Agent such Bank's pro rata share of such Advance and the Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, the Agent shall be entitled to recover such corresponding amount on demand from such Bank together with interest thereon, for each day from the date such corresponding amount shall have been so made available by the Agent to the Borrower until the date such corresponding amount shall have been repaid to the Agent, at the interest rate applicable at the time to such Advance. If such Bank does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately upon receipt of notice repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.04(a).

(e) Each Loan shall be disbursed by the Agent, in Dollars in funds immediately available to the Borrower, by credit to an account of the Borrower at the Agent's Office. Unless the Agent determines that any applicable condition specified in Article 2 has not been satisfied to the satisfaction of the Agent, such disbursement shall be made not later than 2:00 p.m. (New York time) on the date specified therefor.

Section 1.03. Bid Loan Facility. (a) Upon the terms and subject to the conditions of this Agreement, each Bank may make Bid Loans to the Borrower from time to time prior to the Termination Date.

(b) To request a Bid Borrowing, the Borrower shall give the Agent a non-binding notice of such request no later than 9:00 a.m. on the requested date for such Bid Borrowing. Such notice shall be submitted in the form of Schedule 1.03(b) and shall specify (i) the requested date of such Bid Borrowing, which shall be a Business Day, (ii) the principal amount of such Bid Borrowing, which shall be equal to $2,500,000 or a greater multiple of $100,000, (iii) the extent to which such Bid Borrowing is to be a Refunding Loan and (iv) the duration of two alternative Interest Periods for such Bid Borrowing, which must be equal to or greater than seven days but no greater than 180 days. Upon receipt of a request for a Bid Borrowing, the Agent shall promptly notify each Bank of the contents thereof.

(c) Each Bank may, in its sole discretion, submit, by telex or telecopy to the Agent no later than 10:00 a.m. on the requested date for a proposed Bid Borrowing, a bid for a Bid Loan to the Agent in response to a request for a Bid Borrowing. Such bid shall be submitted in the form of Schedule 1.03(c) and shall identify (i) the Bank making such bid and (ii) the requested date of such Bid Borrowing, and shall specify (i) the fixed rate of interest per annum (computed on the basis of a 360-day year and for the actual number of days elapsed and expressed in decimals to 1/10,000 of 1%) that such Bank is willing to offer for a Bid Loan to be made as part of such Bid Borrowing and (ii) the principal amount of the Bid Loan such Bank is willing to make at such rate as part of such Bid Borrowing, which amount may exceed such Bank's Commitment at such time. A Bank may submit up to two bids in response to any request for a Bid Borrowing, but both bids of a Bank with respect to Bid Borrowings requested at the same time must be submitted by such Bank at the same time. No such bid may contain qualifying, conditional or similar language or contain proposed terms other than those specified in this paragraph.

(d) Each such bid shall be irrevocable and may not be modified except to correct a manifest error therein. The Agent shall notify the Borrower of the contents of any bid to be made by it in its capacity as a Bank in response to a request for a Bid Borrowing no later than 9:45 a.m. on the requested date of such Bid Borrowing. No later than 10:30 a.m. on the requested date for a Bid Borrowing, the Agent shall notify the Borrower of the contents of all bids received by the Agent prior to 10:00 a.m. on such day from the other Banks.

(e) Not later than 11:00 a.m. on the requested date for a Bid Borrowing, the Borrower shall notify the Agent (which notice shall be irrevocable) of the bids, if any, that the Borrower is accepting. Such notice of acceptance of bids shall be in the form of Schedule 1.03(e). Any bids omitted from such notice shall be deemed to have been rejected. The Borrower may accept any bid in whole or in part; provided that (i) the Borrower may not accept bids with respect to any Bid Borrowing if, after giving effect thereto, the aggregate unpaid principal amount of Pro Rata Loans and Bid Loans of all the Banks at such time would exceed the aggregate Commitments of all of the Banks at such time, (ii) the aggregate principal amount of bids accepted with respect to any Bid Borrowing may not exceed the principal amount specified for such Bid Borrowing in the request therefor, (iii) the aggregate principal amount of bids by any Bank accepted with respect to Bid Borrowings requested at the same time may not exceed the maximum aggregate principal amount specified in such Bank's response to the request for such Bid Borrowings or be less than the minimum aggregate principal amount specified in such Bank's response to the request for such Bid Borrowing and (iv) bids with respect to any Bid Borrowing may be accepted only in ascending order of the interest rates specified in such bids. If two or more bids specify the same interest rate, then the Borrower shall accept such bid or bids, in such respective amounts as the Borrower may choose. Upon receipt of any notice from the Borrower accepting any bid or bids, the Agent shall promptly notify each of the Banks that submitted a bid with respect to the applicable Bid Borrowing whether its bids were accepted or rejected and, if any of such Bank's bids were accepted, shall identify such bids and the respective amounts thereof so accepted. If the Borrower has not accepted any bids in accordance with the foregoing procedure in an amount sufficient to repay all maturing Bid Loans on the requested date for a Bid Borrowing, the Agent shall, by 11:30 a.m. on such day, notify each Bank as to the Pro Rata Loan deemed requested as of such date in accordance with Section 1.03(i) below.

(f) Not later than 2:00 p.m. on the date of each Bid Borrowing, each Bank that has had accepted all or part of any bid made by it with respect to such Bid Borrowing shall make the amount of the Bid Loan to be made by such Bank as part of such Bid Borrowing available to the Agent, in Dollars immediately available to the Agent, at the Agent's Office.

(g) Bid Borrowings shall be disbursed by the Agent not later than 3:00 p.m. on the date specified therefor, in Dollars immediately available to the Borrower, by credit to the Borrower's account with the Agent in writing, except that Refunding Loans shall be applied by the Agent to repay maturing Bid Loans on the date of such Refunding Loans.

(h) Each Bid Borrowing shall reduce the unused Commitment of each Bank in an amount equal to such Bank's prorata share (in accordance with the Commitment of each Bank) of such Bid Borrowing, whether or not such Bank shall have made any Loan, and notwithstanding the amount of any Loan made by such Bank, as a part of such Bid Borrowing. The unused Commitment of each Bank shall, upon maturity of a Bid Loan, be reinstated in the amount of the reduction effected in the preceding sentence.

(i) If the Borrower shall fail to request a conversion into a Pro Rata Loan in accordance with Section 1.04(c), or shall fail to accept Bids in an amount sufficient to pay the Bid Loan or Bid Loans maturing on any day, or if no Bank submits a bid in response to a request for a Bid Borrowing, the Borrower shall, unless it provides written notice to the Agent to the contrary by 11:30 a.m. on the day of a maturing Bid Loan or Bid Loans, be deemed to have requested a Refunding Loan (which is subject to the special conditions to Refunding Loans set forth in Section 2.04) on such date in an amount sufficient to pay such maturing Bid Loan or Bid Loans and such Refunding Loan shall bear interest at the Base Rate.

Section 1.04. Interest. (a) Rates. Until an Event of Default occurs and is continuing, (i) each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (A) so long as it is a Base Rate Loan, the Alternate Base Rate as in effect from time to time, (B) so long as it is a LIBOR Loan, Adjusted LIBOR for the applicable Interest Period plus the LIBOR Margin as in effect on the first day of such Interest Period and (C) so long as it is a Bid Loan, a rate determined pursuant to Section 1.03, and (ii) each other amount due and payable under this Agreement shall, to the maximum extent permitted by Applicable Law, bear interest at a rate per annum equal to the Base Rate as in effect from time to time. So long as an Event of Default is continuing (and whether before or after judgment), each Loan (whether or not due) and, to the maximum extent permitted by Applicable Law, each other amount due and payable under this Agreement or any Note shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

(b) Payment. Interest shall be payable (i) in the case of Base Rate Loans, on each Interest Payment Date, (ii) in the case of LIBOR Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted and (iv) in the case of all other amounts due and payable under this Agreement and the Notes, except as otherwise expressly provided herein, upon demand. Interest at the Post-Default Rate shall be payable on demand.

(c) Conversion and Continuation. (i) All or any part of the principal amount of Loans of any type may, on any Business Day, be converted into any other type or types of Pro Rata Loans, except that (A) the aggregate principal amount of Loans to be converted of the same type and, in the case of LIBOR Loans, having the same Interest Period shall be at least $1,000,000, (B) Base Rate Loans may be converted into LIBOR Loans only on a LIBOR Business Day, (C) LIBOR Loans may only be converted on the last day of an applicable Interest Period (D) Bid Loans may only be converted upon maturity and (E) except for conversions of LIBOR Loans to Base Rate Loans, no conversions shall be made so long as a Default shall have occurred and be continuing.

(ii) All or any part of the principal amount of a LIBOR Loan may, on the last day of an Interest Period applicable to such Loan, be continued as a LIBOR Loan for another Interest Period.

(iii) The Borrower shall give the Agent notice (which shall be irrevocable) of each conversion or continuation at least, in the case of conversions into Base Rate Loans, one Business Day, in the case of conversions into or continuations of LIBOR Loans, three LIBOR Business Days, and, in the case of conversions into or continuations of Bid Loans at the time specified in Section 1.03, before the requested date of such conversion or continuation, specifying (A) such requested date, (B) the amount and type and, in the case of Fixed Rate Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (C) in the case of a conversion, the amount and the type or types of Loans into which such Loans are to be converted. In the absence of any such notice, LIBOR Loans shall be converted into Base Rate Loans at the end of the then current Interest Period therefor. Upon receipt of any such notice, the Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and type and, in the case of LIBOR Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) in the case of a conversion, the type or types of Loans into which such Loans are to be converted.

(d) Maximum Interest Rate. Nothing contained in this Agreement or any Note shall require the Borrower to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable to any Bank on any date would otherwise exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall be automatically reduced to such maximum permitted amount, and interest payable to such Bank for any subsequent period shall, to the extent less than the maximum amount for such period permitted by the Maximum Permissible Rate, be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum permitted amount for such period shall be deemed to have been paid and applied as a prepayment of the Loans.

Section 1.05. Repayment. Each amount advanced as a Loan shall mature and become due and payable, and shall be repaid by the Borrower, in full, not later than the earlier of (a) the Termination Date and (b) the date that is 364 days after the date such Loan is made.

Section 1.06. Prepayments. (a) The Borrower may at any time and from time to time prepay Pro Rata Loans in whole or in part, without premium or penalty (except as provided in Section 7.04), except that any prepayment pursuant to this paragraph (a) shall be in an aggregate principal amount of at least $1,000,000. Amounts to be prepaid pursuant to this paragraph (a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment.

(b) Upon any reduction in the Commitments, the Borrower shall, if the aggregate unpaid principal amount of all Loans exceeds the aggregate amount of the Commitments as so reduced, prepay an amount of the Pro Rata Loans (to the extent that there are Pro Rata Loans outstanding) equal to the amount of such excess. Such amounts shall be prepaid at the time or times that the Commitments are so reduced.

(c) The Borrower shall give the Agent notice of each prepayment at least, in the case of a prepayment of Base Rate Loans, one Business Day, and, in the case of a prepayment of LIBOR Loans, three LIBOR Business Days, before the date of such prepayment, specifying (i) the date such prepayment is to be made, (ii) the paragraph pursuant to which such prepayment is to be made and
(iii) the amount and type and, in the case of LIBOR Loans, the last day of the applicable Interest Period of each Loan to be prepaid. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and the amount and type, and in case of a LIBOR Loan, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid.

(d) Any prepayment of a LIBOR Loan shall be made only on the last day of an applicable Interest Period; provided, however, that, notwithstanding the foregoing provisions of this clause (d), the Borrower may prepay any Pro Rata Loan on any Business Day, whether or not the last day of an Interest Period, if, in the case of a LIBOR Loan, the Borrower pays each Bank compensation as provided in Section 7.04.

(e) Amounts of Loans prepaid may be reborrowed, subject to the terms and conditions hereof.

Section 1.07. Minimum Amount of Loans. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that there will not be outstanding at any time Loans of the same type and, in the case of LIBOR and Bid Loans, having the same Interest Period with an aggregate principal amount of less than $1,000,000.

Section 1.08. Cancellation or Reduction of Commitments. The Borrower may at any time, upon not less than ten Business Days' prior notice to the Agent (which notice shall be irrevocable), cancel or reduce the Commitments, without penalty; provided that any reduction shall be in an aggregate amount that is a multiple of $5,000,000.

Section 1.09. Facility Fee. The Borrower shall pay to the Agent, for the account of the Banks, a facility fee on the aggregate Commitments of the Banks for each day from the Effective Date through the Termination Date at a rate per annum of .12%, payable on each Fee Payment Date in arrears, on the Termination Date and on the date of any reduction of the Commitments (to the extent accrued and unpaid on the amount of the reduction). Fees shall be computed on the basis of a year of 360 days.

Section 1.10. Agent's Fees. The Borrower shall pay to the Agent such fees as are set forth in the Agent's Fee Letter.

Section 1.11. Computation of Interest. Interest on the Loans shall be computed, if a LIBOR or a Bid Loan, on the basis of a year of 360 days, and if a Base Rate Loan, on the basis of a year of 365 days, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

Section 1.12. Payments by the Borrower. (a) All payments due to the Agent under this Agreement or any Note shall be made to the Agent at the Agent's Office or at such other address as the Agent may designate by notice to the Borrower. All payments due to any Bank under this Agreement or any Note shall, in the case of payments on account of principal of the Loans, interest on the Loans or fees, be made to the Agent at the Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank on account of LIBOR Loans shall be made to the Agent or directly to such Bank, as the case may be, for the account of such Bank's LIBOR Lending Office. A payment shall not be deemed to have been made on any day unless such payment is in Dollars in funds immediately available to such Person and at such address as such payment is to be made in accordance with this paragraph (a), no later than 3:00 p.m. (New York time) on such day. All unpaid principal shall become due and payable as provided in Section 1.05.

(b) All payments due the Agent or any Bank under this Agreement or any Note, and all terms, conditions, covenants and agreements to be observed or performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including, but not limited to, any deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax. If any Tax is required to be withheld or deducted from any payment due the Agent or any Bank under this Agreement or any Note, the Borrower shall withhold or deduct such amount and shall pay to or for the account of the Agent or such Bank, as the case may be, such additional amounts as may be necessary so that every net payment, after withholding or deduction for any Tax, will not be less than the amount provided in this Agreement. The Borrower agrees to furnish promptly to the Agent or such Bank, as the case may be, official receipts evidencing any withholding or deduction for any Tax.

(c) Whenever any payment under this Agreement or any Note shall be due on a day that is not a Business Day, or, in the case of payments on account of LIBOR Loans, a LIBOR Business Day, the date of payment therefor shall be extended to the next succeeding

Business or LIBOR Business Day, as the case may be, unless, in the case of a payment on account of a LIBOR Loan, such extension would cause payment to be made in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding LIBOR Business Day. If the date for any payment of any amount under this Agreement or any Note is extended (whether by operation of this Agreement or any Note, any provision of law or otherwise), interest shall be payable on such amount for such extended time on the extended date of payment provided that the Borrower shall not be obligated to pay interest on such amount for such extended time in the next succeeding Interest Period.

(d) The Agent shall distribute to each Bank its ratable share of each payment received by the Agent under this Agreement or any Note for the account of such Bank, in Dollars in funds immediately available to such Bank, by credit to an account of such Bank at the Agent's Office or otherwise in accordance with the instructions of such Bank. Each such distribution of any such payment shall be made on (i) the same day as such payment is received by the Agent, if such payment is received by the Agent prior to 2:00 p.m. (New York time) on any day and (ii) the first Business Day after such payment is received by the Agent, if such payment is received by the Agent after 2:00 p.m. (New York time) on any day.

(e) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent and the Agent shall have so caused to be distributed to any Bank a corresponding amount with respect to the amount then due such Bank, such Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate until (and including) the third Business Day after such demand is made and thereafter at the Base Rate.

Section 1.13. Evidence of Indebtedness. Each Bank's Loans, and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement, shall be evidenced by this Agreement, the records of such Bank and, in the case of Loans that are Base Rate Loans, a single Base Rate Note payable to the order of such Bank, in the case of Loans that are LIBOR Loans, a single LIBOR Note payable to the order of such Bank, and, in the case of any Loan that is a Bid Loan, a single Bid

Note payable to the order of such Bank. The records of each Bank shall be prima facie evidence of the Loans of such Bank and accrued interest thereon and of all payments made in respect thereof.

Section 1.14. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) each Pro Rata Loan (including each Refunding Loan to the extent that it is a Pro Rata Loan) shall be made from the Banks pro rata in accordance with their respective Commitments, (b) each payment and prepayment of principal of Pro Rata Loans (including Refunding Loans to the extent that they are Pro Rata Loans) (except prepayments pursuant to Section 7.01) shall be made pro rata in accordance with the respective amounts thereof then outstanding, (c) each payment of interest on Pro Rata Loans and facility fees shall be made for the account of the Banks pro rata in accordance with their respective amounts thereof then due and payable, (d) each cancellation or reduction in the Commitments shall be made pro rata in accordance with the Banks respective amounts thereof and (e) each conversion of Loans of a particular type and Interest Period shall be made pro rata in accordance with the Banks' respective Commitments.

                              ARTICLE 2
                    CONDITIONS TO EFFECTIVENESS

Section 2.01. Conditions to Restatement Effective Date. The amendment and restatement of this Agreement being effected hereby shall become effective on the date (the "Restatement Effective Date") on which the Agent has received, with copies for each Bank, each of the following:

(a) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the date of such Loan, substantially in the form of Schedule 2.01(a), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

(b) a copy of the certificate of incorporation of the Borrower, certified as of a recent date by the Secretary of State or other appropriate official of the Borrower's jurisdiction of incorporation;

(c) a good standing certificate with respect to the Borrower, issued as of a recent date by the Secretary of State or other appropriate official of the jurisdiction of the Borrower's incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

(d) an opinion of counsel for the Borrower, dated the date of such Loan, substantially in the form of Schedule 2.01(d);

(e) a duly executed Base Rate Note and LIBOR Note for each Bank, each dated the Restatement Effective Date and in the amount of each Bank's Commitment, as increased as of the Restatement
Effective Date;

(f) a certificate in the form of Schedule 2.01(f);

(g) a certificate of a corporate officer of the Borrower certifying that, at and as of the Restatement Effective Date, (i) all of the Representations and Warranties shall be true and correct and (ii) no Default shall have occurred and be continuing;

(h) the Agent shall have received all materials as the Agent or the Required Banks may have requested pursuant to Section
5.01(c)(ii) that may reasonably be produced prior to the Restatement Effective Date; and

(i) all legal matters incident to such amendment and restatement and the other transactions contemplated by this Agreement shall be satisfactory to Messrs. Winthrop, Stimson, Putnam & Roberts, counsel for the Agent and the Banks.

Section 2.02. Conditions to Each Loan. The obligation of each Bank to make each Loan, including its initial Loan, on the occasion of each Borrowing (but not the obligation to convert or continue any Loan) is subject to the fulfillment of each of the following conditions:

(a) the Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section
1.02;

(b) all of the Representations and Warranties shall be true and correct at and as of the time of such borrowing, with and without giving effect to such borrowing and to the application of the proceeds thereof;

(c) no Default shall have occurred and be continuing at such time or after giving effect to such borrowing;

(d) the Agent shall have received all materials as the Agent or the Required Banks may have requested pursuant to Section
5.01(c)(ii) that may reasonably be produced prior to the time of such borrowing;

(e) such Loan will not contravene any Applicable Law applicable to such Bank; and

(f) all legal matters incident to such Loan and the other transactions contemplated by this Agreement shall be satisfactory to Messrs. Winthrop, Stimson, Putnam & Roberts, counsel for the
Agent and the Banks.

Each notice of borrowing shall constitute a representation and warranty by the Borrower made as of the time of the making of the requested borrowing that the conditions specified in clauses (b) and (c) have been fulfilled as of such time, unless a notice to the contrary specifically captioned "Disclosure Statement" is received by the Agent from the Borrower prior to 5:00 p.m. (New York time) on the Business Day preceding the date of the requested Loan.

Section 2.03. Special Additional Conditions to Bid Loans. The obligation of any Bank to make a Bid Loan is subject to:

(a) the receipt by the Agent of notice from the Borrower of its intention to borrow such Loan in accordance with the provisions of Section 1.03(b); and

(b) the receipt by the Agent, prior to or contemporaneously with the making of such Loan, of a duly executed Bid Note in favor of such Bank, in the form of Exhibit A-3 attached hereto.

Section 2.04. Special Conditions to Refunding Loans. The obligation of each Bank to make a Refunding Loan is subject to each of the following conditions:

(a) either the Borrower (i) shall have given notice of its intention to borrow such Loan in accordance with the provisions of Section 1.02 or (ii) shall be deemed to have requested a Refunding Loan in accordance with the provisions of Section 1.03(i);

(b) all of the Representations and Warranties shall be true and correct at and as of the time of such borrowing, with and without giving effect to such borrowing and to the application of the proceeds thereof; and

(c) no Default shall have occurred and be continuing at such time or after giving effect to such borrowing;

Such conditions shall be the exclusive conditions to the making of Refunding Loans.

Section 2.05. Extension of Termination Date. It is understood that the Borrower may, prior to the date two months prior to the first anniversary of the Restatement Effective Date and the first anniversary thereafter, if applicable, deliver a written notice to each of the Banks requesting that the Termination Date be extended for one year. Each of the Banks agrees to respond to any such request within 45 days of its receipt of such notice from the Borrower provided that the failure to respond shall not be deemed to be a consent to the requested Extension and shall not otherwise subject any Bank to any liability. Each of the Banks may, in accordance with the request of the Borrower but in the sole discretion of such Bank, agree to extend the Termination Date by delivering a written notice to such effect to the Agent and the Borrower, which notice shall specifically refer to this
Section 2.05. No such extension shall be effective unless consented to in writing by each of the Banks. Any Bank which chooses not to extend the Termination Date may, in accordance with Section 9.07, be replaced.

                              ARTICLE 3
     CERTAIN REPRESENTATIONS AND WARRANTIES OF THE BORROWER

A. In order to induce the Agent and each Bank to enter into this Agreement and to make each Loan, the Borrower represents and warrants, as of the Agreement Date, as of the Restatement
Effective Date and as of the time of each Loan, as follows:

Section 3.01. Organization; Power; Qualification. The Borrower and each of its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted.

Section 3.02. Authorization; Enforceability; Required Consents; Absence of Conflicts. The Borrower has the corporate power, and has taken all necessary corporate action (including, if necessary, any stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms this Agreement and the Notes and to borrow hereunder in the amount of the Commitments. This Agreement has been duly executed and delivered by the Borrower and is, and each of the Notes when delivered to the Banks will be, a legal, valid and binding obligation of the Borrower. The execution, delivery and performance in accordance with their respective terms by the Borrower of this Agreement and the Notes, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and will not (a) require any Governmental Approval, any consent or approval of the Borrower or any of its Subsidiaries or any consent or approval of the stockholders of the Borrower or any of its Subsidiaries other than Governmental Approvals and other consents and approvals that have been obtained and, except for Governmental Approvals and consents and approvals required as a result of a Regulatory Change, (b) violate or conflict with, result in a breach of, or constitute a default under (I) any Contract to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (ii) any Applicable Law, except for violations, conflicts, breaches or defaults that, singly and in the aggregate, have not had and are not reasonably likely to have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole or on this Agreement or (c) result in or require the creation of any Lien upon any assets of the Borrower or any of its Subsidiaries.

B. In order to induce each Bank to make each Loan, the Borrower represents and warrants, as of the time of each Loan, as follows:

Section 3.03. Subsidiaries. Schedule 3.03 sets forth, as of the Agreement Date and the Restatement Effective Date, all of the Subsidiaries of the Borrower, their jurisdictions of incorporation and the percentages of the various classes of their capital securities owned by the Borrower or another of its Subsidiaries and indicates which Subsidiaries are Consolidated Subsidiaries.

Section 3.04. Governmental Approvals. The Borrower and each of its Subsidiaries owns, or is licensed or otherwise has the lawful right to use, all Governmental Approvals used in or necessary for the conduct of its business as currently conducted.

Section 3.05. Debt; Liabilities. The Borrower and its Subsidiaries have no Debt or Liabilities as of the Agreement Date or the Restatement Effective Date, except (a) as previously disclosed to the Banks and (b) other Liabilities that, singly and in the aggregate, have not had and are not reasonably likely to have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole.

Section 3.06. Litigation. Except as previously disclosed on the registration statement filed with the Securities and Exchange Commission ("SEC") on Form S-1 on April 14, 1989 or on Amendment No. 1 thereto filed with the SEC on June 6, 1989, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings, pending or (to the knowledge of the Borrower) probable of assertion against or in any other way relating to or affecting (a) the Borrower or any of its Subsidiaries or the business or any property of the Borrower or any of its Subsidiaries, except actions, suits or proceedings that could not reasonably be expected, singly or in the aggregate, to have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole or (b) this Agreement or any Note.

Section 3.07. Environmental Matters. Except as previously disclosed to the Banks in writing, the Borrower and each of its Subsidiaries is in compliance with all requirements of environmental, health and safety Applicable Law except any noncompliances that, in the aggregate, will not have a Materially
Adverse Effect on the Borrower and its Subsidiaries taken as a whole.

Section 3.08. ERISA. (a) All of the Plans as of the Agreement
Date and the Restatement Effective Date are set forth in Schedule

3.08.

(b) Each Plan is in compliance with ERISA in all material respects. The Borrower and each ERISA Affiliate have complied with the requirements of ERISA Section 515 with respect to each Plan that is a Multiemployer Plan. No material liability to the PBGC has been, or is expected by the Borrower to be, incurred by the Borrower or any of its ERISA Affiliates.

Section 3.09. Tax Returns and Payments. The Borrower and each of its Subsidiaries have (a) filed all Tax returns required to be filed by it under Applicable Law, (b) paid all Taxes that are due and payable by it except for Taxes the nonpayment of which does not contravene Section 4.01(e) and (c) to the extent required by generally accepted accounting principles, reserved against all Taxes that are not yet due and payable or the non-payment of which does not contravene Section 4.01(e) and the Borrower knows of no reason to anticipate any additional assessments in respect thereof.

Section 3.10. No Material Adverse Change or Event. Since the Agreement Date, no change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Consolidated Subsidiaries, and no event has occurred or failed to occur, that has had or is reasonably likely to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on
(I) the Borrower and its Consolidated Subsidiaries or (ii) on this Agreement or the Notes.

Section 3.11. Investment Company Act; Public Utility Holding Company Act. The Borrower (a) is not an investment company within the meaning of the Investment Company Act of 1940 and (b) is exempt from registration under the Public Utility Holding Company Act of 1935 pursuant to Section 3(a)(1) thereof.

                              ARTICLE 4
                              COVENANTS

From the Agreement Date and until the Repayment  Date,

A. The Borrower shall and shall cause each of its Subsidiaries to:

Section 4.01. Preservation of Existence and Properties, Scope of Business, Compliance with Law, Payment of Taxes and Claims. (a) Preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, (b) preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) engage primarily in the businesses conducted on the Agreement Date and in businesses related thereto, (d) comply with all

Applicable Laws and (e) pay or discharge when due all Taxes and all claims that might become a Lien on any properties of the Borrower or any of its Subsidiaries, except that this Section
4.01 (other than clauses (a), in so far as it requires the Borrower to preserve its corporate existence, and (c)) shall not apply in any circumstance where noncompliance, together with all other noncompliances, will not have a Materially Adverse Effect on (x) the Borrower and its Subsidiaries taken as a whole or (y) this Agreement and the Notes.

Section 4.02. Insurance. Maintain insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law or reasonably requested by the Required Banks.

B. The Borrower shall:

Section 4.03. Use of Proceeds. Use the proceeds of the Loans for general corporate purposes. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. If requested by any Bank, the Borrower will furnish to such Bank statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

C. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

Section 4.04. Merger or Consolidation. Merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 4.04 shall not apply to any merger or consolidation of the Borrower with any one or more Persons, provided that the Borrower shall be the continuing Person.

Section 4.05. Disposition of Assets. Sell, lease, transfer or otherwise voluntarily dispose of any assets, except that this
Section 4.05 shall not apply to (a) any disposition of assets in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or useful in its business,
(c) any disposition of assets to the Borrower and (d) other dispositions of assets not exceeding $20,000,000 in aggregate book value in any fiscal year for the Borrower and all of its Subsidiaries.

Section 4.06. Taxes of Other Persons. (a) File a consolidated tax return with any other Person other than, in the case of the Borrower, YES or a Consolidated Subsidiary and, in the case of any such Subsidiary, YES, the Borrower or a Consolidated

Subsidiary or (b) except as required by Applicable Law, pay or enter into any Contract to pay any Taxes owing by any Person other than the Borrower or a Consolidated Subsidiary.

Section 4.07. Benefit Plans. (a) Amend any Existing Benefit Plan in any manner that would increase the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to an amount which would have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole or (b) permit any Existing Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

Section 4.08. Transactions with Affiliates. Except to the extent provided otherwise in the Connecticut Department of Public Utilities Control Order dated December 21, 1988, effect any transaction with any Affiliate on a basis less favorable than would at the time be obtainable for a comparable transaction in arm's-length dealing with an unrelated third party.

Section 4.09. Liens. Create, assume or incur, or permit or suffer to exist or to be created, assumed or incurred, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.09 shall not apply to Permitted Liens, provided, however, that if, notwithstanding this
Section 4.09, any Lien to which this Section is applicable shall be created or arise, the obligations and liabilities of the Borrower under this Agreement and the Notes shall automatically be secured by such Lien equally and ratably with the other obligations and liabilities secured thereby, and the holder of such other obligations and liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected, provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this Section 4.09.

D. The Borrower shall not:

Section 4.10. Equity Ratio. At any time permit the ratio of Common Equity to Consolidated Capitalization to decline below 37-
1/2%.

Section 4.11. Consolidated Stockholders' Equitv. At any time permit Consolidated Stockholders Equity to be less than $90,000,000.

Section 4.12. Consolidated Cash Coverage Ratio. With respect to any twelve month period ending on the last day of each fiscal quarter, permit the Cash Coverage Ratio to be less than 2 to 1.

                              ARTICLE 5
               FINANCIAL STATEMENTS AND INFORMATION

Section 5.01. Financial Statements and Information to Be
Furnished. From the Agreement Date and until the Repayment Date, the Borrower shall furnish to each Bank:

(a) Quarterly Financial Statements; Officer's Certificate. As soon as available and in any event within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower:

(I) consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year; and

(ii) a certificate with respect thereto of the president or chief financial officer of the Borrower in the form of Schedule
5.01(a).

(b) Year-End Financial Statements; Accountants' and Officer's
Certificates. As soon as available and in any event within 105 days after the end of each fiscal year of the Borrower:

(i) consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

(ii) a report of independent certified public accountants of recognized standing satisfactory to the Required Banks, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report shall be either
(A) prepared in accordance with Generally Accepted Accounting Principles, not limited in scope and without qualification or exceptions or (B) in scope and substance satisfactory to the Required Banks; and

(iii) a certificate of the president or chief financial officer of the Borrower in the form of Schedule 5.01(b).

(c) Additional Materials.

(I) Reports and Filings. As soon as practicable, copies of all such financial statements and reports as YES, the Borrower or any of the Borrower's Subsidiaries shall send to its stockholders and of all registration statements and all regular or periodic reports that the Borrower or any of its Subsidiaries shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission.

(ii) Requested Materials. From time to time and promptly upon request of the Agent or the Required Banks, such data, certificates, reports, statements, opinions of counsel, documents and further information regarding any Loan, this Agreement or any Note or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries as the Agent or the Required Banks may reasonably request, in each case in form and substance and certified in a manner satisfactory to the Agent or the Required Banks.

(d) Notice of Defaults, Litigation and Other Matters. Promptly after becoming aware thereof, notice of (i) any Default; (ii) any change or event referred to in Section 3.10; (iii) any event or condition referred to in clauses (i) through (vi) of Section 6.01(g), whether or not such event or condition shall constitute an Event of Default; (iv) the commencement of any actions, suits or proceedings or investigations in any court or before any arbitrator of any kind or by or before any governmental or non-governmental body against or in any other way relating to or affecting (A) the Borrower or any of its Subsidiaries or any of their respective businesses or properties or (B) this Agreement or the Notes, that, if adversely determined, might singly or in the aggregate, have a Materially Adverse Effect on (x) the Borrower and its Subsidiaries taken as a whole or (y) this Agreement and the Notes; and (v) any amendment of the certificate of incorporation or by-laws of the Borrower.

Section 5.02. Accuracy of Financial Statements and Information.
(a) Historical Financial Statements. The Borrower hereby represents and warrants that (i) the financial statements submitted by the Borrower to the Banks, prior to the Restatement Effective Date and in connection with the Original Agreement, are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated and consolidating financial position of the Borrower and the Consolidated Subsidiaries, as at their respective dates and the consolidated and consolidating results of operations, retained earnings and, as applicable, changes in financial position or cash flows of the Borrower and such Subsidiaries, for the respective periods to which such statements relate, and (ii) except as disclosed or reflected in such financial statements, as at September 30, 1994, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole, and the furnishing of the same to the Agent constitutes a representation and warranty to that effect.

(b) Future Financial Statements. The financial statements delivered pursuant to Section 5.01(a) or (b) shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statement and that have been approved in writing by the Borrower's then current independent certified public accountants), the consolidated and consolidating financial position of the Borrower and the Consolidated Subsidiaries as at their respective dates and the consolidated and consolidating results of operations, retained earnings and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

(d) Historical Information. The Borrower hereby represents and warrants to the Agent and the Banks that (i) all Information furnished to the Agent or the Banks by or on behalf of the Borrower or any of its Subsidiaries prior to the Agreement Date in connection with or pursuant to this Agreement and the Notes or the relationship established under this Agreement and the Notes, and (ii) all Information provided in the registration statement filed with the Securities Exchange Commission on Form S-1 on April 14, 1989 with respect to YES, at the time all such Information was so furnished, but in the case of Information dated as of a prior date, as of such prior date, (A) in the case of any such Information prepared in the ordinary course of business, was complete and correct in all material respects in the light of the purpose prepared, and, in the case of any such Information the preparation of which was requested by the Agent or any Bank, was complete and correct to the extent necessary to give the Agent or such Bank true and accurate knowledge of the subject matter thereof in all material respects, (B) did not contain any untrue statement of a material fact and (C) did not omit to state a fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which they were made.

(e) Future Information. All Information furnished to the Agent or any Bank by or on behalf of the Borrower or any of its Subsidiaries on and after the Agreement Date in connection with or pursuant to this Agreement and the Notes or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any Note, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such prior date, (A) in the case of any such Information prepared in the ordinary course of business, be complete and correct in all material respects in the light of the purpose prepared, and, in the case of any such Information required by the terms of this Agreement or any Note or the preparation of which was requested by the Agent or any Bank, be complete and correct to the extent necessary to give the Agent or such Bank true and accurate knowledge of the subject matter thereof in all material respects, (B) not contain any untrue statement of a material fact and (C) not omit to state a fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Agent or any Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (A), (B) and (C).

Section 5.03. Additional Covenants Relating to Disclosure. From the Agreement Date and until the Repayment Date, the Borrower shall and shall cause each of its Subsidiaries to:

(a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and (b) and
(ii) the determination of the Borrower's compliance with the terms of this Agreement.

(b) Visits and Inspections. Permit representatives (whether or not officers or employees) of the Agent or any Bank, from time to time, as often as may be reasonably requested, but only during normal business hours, upon two Business Days' notice, to (i) visit and inspect any properties of the Borrower and each of its Subsidiaries, (ii) inspect and make extracts from their books and records, including but not limited to management letters prepared by the Borrower's independent accountants and (iii) discuss with their principal officers, and their independent accountants, their respective businesses, assets, liabilities, financial conditions, results of operations and business prospects. Any of the Borrower's proprietary Information obtained by representatives of the Agent or any Bank shall be kept confidential except to the extent necessary to effect an assignment pursuant to Section 9.07 hereof or to grant a participation pursuant to Section 9.08 hereof or except as otherwise required by law, regulation or judicial process.

                              ARTICLE 6
                               DEFAULT

Section 6.01. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or its Subsidiaries, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

(a) The payment of principal of or interest on any of the Loans or the Notes or of any fees shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, in the case of interest and fees, such default shall continue unremedied for three Business Days;

(b) Any Representation or Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

(c) The Borrower shall default in the performance or observance of:

(i) any term, covenant, condition or agreement contained in
Section 4.01(a) (insofar as such Section requires the preservation of the corporate existence of the Borrower), Sections 4.04 through 4.12, Section 5.01(d) or Section 5.03 (b);
or

(ii)any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if such default is capable of being remedied, such default shall continue unremedied for a period of 30 days.

(d) The Borrower or any of its Subsidiaries shall fail to pay, in accordance with its terms and when due and payable, any principal of or interest on any Debt having an aggregate outstanding principal amount in excess of $1,000,000 (other than (i) the Loans and (ii) amounts which the Borrower or such Subsidiary disputes in good faith), or the maturity of any such Debt shall, in whole or in part, have been accelerated, or any such Debt shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Debt or any event shall have occurred and be continuing that permits any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment;

(e) (i) The Borrower or any of its Subsidiaries shall
(A)commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors or (G) take any corporate action for the purpose of effecting any of the foregoing; or

(ii) (A) A case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries in any court of competent jurisdiction seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or such Subsidiary, and such case or proceeding shall continue undismissed or unstayed for a period of 30 days, or (B) an order granting the relief requested in such case or proceeding against the Borrower or such Subsidiary (including, but not limited to, an order for relief under such Federal bankruptcy laws) shall be entered;

(f) A judgment or order for the payment of money shall be entered against the Borrower or any of its Subsidiaries by any court, and either (i) such judgment or order shall continue undischarged and unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $1,000,000 or (ii) enforcement proceedings shall have been commenced upon such judgment or order; or

(g) (i) Any Termination Event shall occur, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan, (iii) any Person shall engage in any Prohibited Transaction involving any Plan, (iv) the Borrower or any ERISA Affiliate shall be in "default" (as defined in ERISA
Section 4219(c)(5)) with respect to payments owing to a Multiemployer Plan as a result of the Borrower's or any ERISA Affiliate's complete or partial withdrawal (as described in ERISA
Section 4203 or 4205) from such Multiemployer Plan, (v) the Borrower or any ERISA Affiliate shall fail to pay when due an amount that is payable by it to the PBGC or to a Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any Plan against the Borrower or any ERISA Affiliate to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter or (vii) any other event or condition (other than an ordinary event or condition relating to the regular and ongoing operation and administration of a Plan or a related funding vehicle) shall occur or exist with respect to a Plan, except that no event or condition referred to in clauses
(i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks is not reasonably likely to subject, the Borrower or any of its Subsidiaries to any Debt or Liability (other than a Liability constituting the obligation to make future contributions) that, alone or in the aggregate, exceeds $1,000,000.

Section 6.02. Remedies upon Event of Default. Upon the occurrence and during the continuance of any Event of Default and in every such event, the Agent, upon notice to the Borrower, may do any or all of the following: (a) declare the principal of and interest on the Loans and the Notes and all other amounts owing by the Borrower under this Agreement to be, and the Loans and the Notes and all such other amounts shall thereupon become, immediately due and payable, (b) terminate the Commitments and
(c)exercise or cause to be exercised any other rights that may be available to the Agent and the Banks under Applicable Law. Upon the occurrence of an Event of Default specified in Section 6.01(e), automatically and without any notice to the Borrower (a) the principal of and interest on the Loans and the Notes and all other amounts owing by the Borrower under this Agreement shall become immediately due and payable and (b) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                              ARTICLE 7
               LIBOR AND BASE RATE LOAN PROVISIONS

Section 7.01. Mandatory Suspension and Conversion of LIBOR Loans. A Bank's obligations to make, maintain or convert into LIBOR Loans of any type shall be suspended, all such Bank's outstanding Loans of that type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of that type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day or LIBOR Business Day, as the case may be, before the effective date of the applicable restriction) into, and all pending requests for the making of or conversion into Loans of such type by such Bank shall be deemed requests for, Base Rate Loans, if and so long as:

(a) on or prior to the determination of an interest rate for a LIBOR Loan other than a Bid Loan of that type for any Interest Period, the Agent determines that for any reason appropriate information is not available to it for purposes of determining LIBOR for such Interest Period;

(b) on or prior to the first day of any Interest Period for a LIBOR Loan, the Required Banks determine that LIBOR, as determined by the Agent for such Interest Period, would not accurately reflect the cost to such Banks of making, maintaining or converting into a Loan of such type for such Interest Period;

(c) at any time such Bank determines that any Regulatory Change makes it unlawful or impracticable for such Bank to make or maintain any LIBOR Loan, or to comply with its obligations hereunder in respect thereof; or

(d) such Bank determines that by reason of any Regulatory Change it is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBOR Loans is directly or indirectly determined, or (ii) the category of assets that includes LIBOR Loans.

The Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify the Borrower and the Agent of the existence or occurrence of any condition or circumstance specified in clause (b), (c) or
(d) above applicable to such Bank's Loans, but the failure by the Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

Section 7.02. Regulatory Changes. If in the determination of any Bank (a) any Regulatory Change shall (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's commitment to make, any Loan, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank hereunder or under any Note or (iv) reduce the rate of return on the capital of such Bank or any Affiliate of such Bank allocable to any Loan or such Bank's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable hereunder, then, within 15 days after request by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such Bank will promptly notify the Borrower of any Regulatory Change of which it has knowledge that will entitle such Bank to compensation pursuant to this Section 7.02, but the failure to give such notice shall not affect such Bank's right to such compensation.

Section 7.03. Change of Lending Office. If an event occurs with respect to a Lending Office that makes operable the provisions of clause (b), (c) or (d) of Section 7.01 with respect to any Bank or entitles any Bank to make a claim under Section 7.02, such Bank shall, upon the request of the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give prompt notice of any such change to the Agent and the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not make operable the provisions of clause (b), (c) or (d) of Section 7.01 or increase the amount such Bank is entitled to claim under Section 7.02 if the operability of such clause or the increase in the amount such Bank is so entitled to claim results solely from such designation and does not result from a subsequent Regulatory Change.

Section 7.04. Funding Losses. The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a LIBOR Loan or a Bid Loan (including, without limitation, any such payment, prepayment or conversion that is mandatory or automatic, other than a payment or prepayment required pursuant to Section 1.02(d) or 1.04(d)) on a date other than the last day of an Interest Period for such Loan or (b) a LIBOR Loan or a Bid Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from the Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

Section 7.05. Determinations. (a) All determinations by a Bank contemplated by Sections 7.01, 7.02 and 7.04 shall be made by such Bank in good faith. In making such determinations, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, but such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank requesting payment under this Article 7 shall furnish to the Borrower upon request a certificate describing the assumptions underlying the computation of the amounts claimed by it. The Bank submitting such certificate shall indicate the extent to which the amount requested reflects an increased cost to a bank or other institution to which it sold a participation in accordance with Section 9.08.

(b) Each Bank agrees to attempt to avoid or minimize increased costs under Sections 7.01, 7.02 and 7.04 unless in the sole opinion of such Bank such action would adversely affect it.

                              ARTICLE 8
                              THE AGENT

Section 8.01. Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as the agent and representative of such Bank under this Agreement with such powers as are delegated to the Agent by the terms hereof, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth herein and shall not be required under any circumstances to take any action that, in its judgment, is contrary to this Agreement or Applicable Law or would expose it to personal liability. The Agent shall not, by reason of its serving as the Agent, be a trustee or other fiduciary for any Bank.

Section 8.02. Limitation on Agent's Liability. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under this Agreement or any Note, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Agent shall not be responsible to any of the Banks for (a) any recitals, statements, representations or warranties contained in this Agreement or any Note or in any certificate or other document referred to or provided for in, or received by any of the Banks under, this Agreement, (b) the validity, effectiveness or enforceability of any certificate or other document or (c) any failure by the Borrower to perform any of its obligations under this Agreement or any Note. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

Section 8.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of fees or principal of or interest on Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Agent shall (subject to Section 8.05(b)) (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in clauses (a) and (b) of the first sentence of Section 6.02, if so directed by the Required Banks, and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks (such action to be conclusively deemed reasonable if taken by the Agent); provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks.

Section 8.04. Rights as a Bank. Each Person acting as the Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include such Person in its individual capacity. Each Person acting as the Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and its Affiliates as if it were not acting as the Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

Section 8.05. Indemnification. (a) The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 9.02), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including the costs and expenses that the Borrower is obligated to pay under Section 9.02) in any way relating to or arising out of this Agreement or any Note or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by the Agent.

(b) Notwithstanding any other provision of this Agreement or any Note, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

Section 8.06. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the decision to enter into this Agreement, and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Borrower or any Subsidiary thereof. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent under this Agreement, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any Affiliate thereof that may come into the possession of the Agent or any of its Affiliates.

Section 8.07. Resignation of the Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, after consultation with the Borrower, appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks and after consultation with the Borrower, appoint a successor Agent. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement. After any retiring Agent's resignation or removal as Agent, the provisions of this
Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                              ARTICLE 9
                            MISCELLANEOUS

Section 9.01. Notices. (a) All notices and other communications under this Agreement, including but not limited to materials delivered pursuant to Article 5, shall be in writing (which shall include communications by telex and telecopy), except that notices under Sections 1.02(a), 1.02(b), 1.02(d), 1.03(b),
1.04(c)(iii), 1.06(c), 1.08, 1.12(e) and 6.02 may be by
telephone, promptly confirmed in writing. In the event of a discrepancy between telephonic notice to the Agent or any Bank and the written confirmation thereof, or in the event written confirmation of such notice is not furnished, the telephonic notice as understood by the Agent or such Bank will be deemed the effective notice to the extent that the Agent or such Bank acts in reliance thereon. All written notices and communications shall be sent by registered or certified mail, postage prepaid, return receipt requested, by prepaid telex, by telecopier or by courier service, or shall be delivered by hand.

(b) All notices and other communications under this Agreement shall be given at the following respective addresses and telex, telecopier and telephone numbers and to the attention of the following Persons:

(i)  if to the Borrower, to it at:

               Yankee Gas Services Company
               599 Research Parkway
               Meriden, CT 06450
               Telecopier No.: (203) 639-4011
               Telephone No.: (203) 639-4462
               Attention: Sarah K. Sanders

(ii)  if to the Agent, to it at:

               The Bank of New York
               One Wall Street
               19th Floor
               New York, New York  10286
               Telex No.:  177612

               Attention: John W. Hall, 19th Floor
               Telephone No: (212) 635-7581
               Telecopier No: (212) 635-7923

               Patricia Clancy, 18th Floor
               Telephone No: (212) 635-4696
               Telecopier No: (212) 635-6365/6367

(iii)if to any Bank, to it at the address or telex, telecopier or telephone number, and to the attention of the Person, set forth under such Bank's name on Annex A as the notice address for such Bank; or at such other address or telex, telecopier or telephone number or to the attention of such other Person as the party to which such information pertains may hereafter specify for the purpose in a notice to the Borrower and the Agent specifically captioned "Notice of Change of Address".

(c) Each notice and other communication under this Agreement shall be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telex or telecopier, when such communication is transmitted to the appropriate number determined as provided above in Section 9.01(b) and the appropriate answer-back is received or receipt is otherwise acknowledged, (iii) if given by courier service or by hand delivery, when delivered to the addressee as provided above and (iv) if given by telephone, when communicated to the Person or to the holder of the office specified as the Person or officeholder to whose attention communications are to be given, or, in the case of notice by the Agent to the Borrower under
Section 6.02 given by telephone, if such Person or officeholder is unavailable at the time, such notice shall be effective when communicated to any other officer of the Borrower. Notwithstanding the foregoing, (i) notices of a change of address, telex, telecopier or telephone number shall not be effective until received and (ii) notices to the Agent under Sections 1.02(a), 1.02(b), 1.02(d), 1.03(b), 1.04(c)(iii),
1.06(c), 1.08 and 1.12(e) shall not be deemed given or furnished on any day unless physically received, by an officer of the Agent in its syndications department, not later than 1:00 p.m. (New York time) on such day.
(d) Any requirement under Applicable Law of reasonable notice by the Agent or the Banks to the Borrower of any event shall be met if notice is given in the manner prescribed above at least 10 days before (i) the date of such event or (ii) the date after which such event will occur.

Section 9.02. Expenses; Indemnification.  Whether or not any
Loans are made hereunder, the Borrower shall:

(a) pay or reimburse the Agent and the Banks for all reasonable transfer, documentary, stamp and similar taxes, and all recording and filing fees, payable as a result of, in connection with, or in any way related to the execution, delivery and performance of this Agreement, the Notes or the making of the Loans;

(b) pay or reimburse the Agent for all of the Agent's reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by the Agent) incurred in connection with (i) the negotiation, preparation, execution and delivery of (A) this Agreement and the Notes and (B) whether or not executed, any waiver, amendment or consent under or to this Agreement and the Notes, (ii) consulting with respect to any matter in any way arising out of, relating to, or connected with, this Agreement, including, but not limited to, the enforcement by the Agent or the Banks of any of their respective rights or the performance by the Agent or the Banks of their respective obligations under this Agreement and the Notes and (iii) protecting, preserving, exercising or enforcing any of the rights of the Agent or the Banks under this Agreement or the Notes;

(c) pay or reimburse the Banks for all of their reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by any
Bank), incurred during the continuance of or related to a Default, in connection with (i) the negotiation, preparation, execution and delivery of any waiver, amendment or consent under or to this Agreement or any Note, whether or not executed, (ii) consulting with respect to any matter in any way arising out of, relating to, or connected with this Agreement, including, but not limited to, the enforcement by the Banks of their rights or the performance by the Banks of their respective obligations under this Agreement or any Note and (iii) protecting, preserving, exercising or enforcing any of the rights of the Banks under this Agreement or any Note; and

(d) indemnify and hold the Agent and the Banks harmless from and against all losses suffered, and pay or reimburse the Agent and the Banks for all of its and their reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by the Agent or any Bank) incurred, in connection with (i) any Credit Agreement Related Claim (whether asserted by any Bank or the Borrower or any other Person and whether asserted before or after the Repayment Date), and the prosecution or defense thereof, or (ii) any governmental investigation (whether by a judicial, executive or legislative body) in any manner related to or arising out of the Agreement, the Notes or the transactions contemplated thereby), except that the foregoing indemnity shall not be applicable to any loss suffered or any cost or expense incurred by the Agent or any Bank to the extent such loss, cost or expense is determined by a judgment of a court referred to in the second to last sentence of
Section 9.10 that is binding on the Agent or such Bank, final and not subject to review on appeal, to be the direct result of acts or omissions on the part of the Agent or such Bank, as the case may be, constituting (A) reckless disregard for the rights of another Person, (B) willful misconduct, (C) knowing violations of law or (D)in the case of claims by the Borrower against the Agent or any Bank, the Agent's or such Bank's failure to observe any other standard applicable to it under any of the other provisions of this Agreement or, but only to the extent not waivable thereunder, Applicable Law. All amounts payable by the Borrower under this Section 9.02 shall be due upon written demand with an itemization of costs.

Section 9.03. Rights Cumulative. All of the rights and remedies of the Agent and the Banks under this Agreement and the Notes shall be cumulative and not exclusive and shall be in addition to all other rights and remedies of the Agent and the Banks under this Agreement, the Notes and Applicable Law, and nothing herein or therein shall be construed as limiting any such rights or remedies.

Section 9.04. Waivers; Amendments. (a) Except as provided in paragraph (b) of this Section, any term, covenant, agreement or condition of this Agreement or the Notes may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by the Required Banks and, if the rights or duties of the Agent are affected thereby, by the Agent and, in the case of an amendment, by the Borrower; provided, however, that no amendment, waiver or consent shall (i) unless in writing and signed by each Bank affected thereby, (A) increase the amount of such Bank's Commitment, (B) reduce the amount of any payment of principal of or interest on such Bank's Loans or Notes or the fees payable to such Bank hereunder, or (C) postpone any date fixed for any payment of principal of or interest on such Bank's Loans or Notes or the fees payable to such Bank hereunder, or (ii) unless in writing and signed by each of the Banks, (A) amend the definition of "Required Banks" contained in Section 10.01,(B) amend this
Section 9.04 or any provision of this Agreement requiring the consent or other action of all of the Banks, or (C) increase the aggregate amount of the Commitments as the same may be reduced from time to time pursuant to any provision of this Agreement. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder or under the Notes shall be effective only in the specific instance and for the specific purpose for which given.

(b) Notwithstanding anything to the contrary contained herein, this Agreement, including (i) Annex A, may be amended from time to time for the purpose of effecting an assignment by a Bank in accordance with Section 9.07(a) by an amendment in writing signed by the assignor Bank, the assignee Bank, the Agent and, in the case of an assigment requiring the consent of the Borrower, the Borrower, and (ii) the timing and administrative procedures set forth in Section 1.03 may be unilaterally amended by the Agent on a reasonable basis with prior notice to the Borrower, with reasonable notice to the Borrower and the Banks.

(c) No course of dealing or performance by the Agent or any Bank, including any delay or forbearance by it in exercising any right under this Agreement or any Note, shall operate as a waiver by it of such right, or the amendment, release or novation of any provision thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. In exercising their rights and remedies, the Agent and the Banks may be selective, and the exercise by the Agent or any Bank of any right or remedy shall not be deemed a waiver of its right at any time and from time to time to exercise any one or more of its other rights and remedies, nor shall any single or partial exercise of any right or remedy preclude its other or further exercise at any time and from time to time.

Section 9.05. Set-Off. Upon the failure of the Borrower to pay when due any amount payable under this Agreement or any Note or upon and after the occurrence of any Event of Default, the Agent and each Bank and each of their respective branches and offices is hereby authorized by the Borrower, at any time and from time to time, without notice, (a) to set off against, and to appropriate and apply to the payment of, the Obligations, any and all amounts owing by the Agent or such Bank or any such office or branch to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special, time or demand and however evidenced) and (b) pending any such action, to the extent necessary, to hold such amounts as collateral to secure the Obligations and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as the Agent or such Bank in its sole discretion may elect.

Section 9.06. Sharing of Recoveries. Each Bank agrees that, if, including, but not limited to, as a result of (a) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (b) its receipt of a secured claim under any applicable bankruptcy, insolvency or other similar law, the security for which is a debt owed by it to the Borrower, including a secured claim under 11 U.S.C.A. Sec. 506, (c) the allocation of payments by the Borrower in a manner contrary to the provisions of Section
1.14 or (d) any other reason, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder and under its Notes as principal, interest or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder and under its Notes, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder and under their Notes so that all such recoveries with respect to such amounts due and payable hereunder and under all the Notes held by the Banks shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate), provided further that nothing in this Section 9.06 shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower and its Subsidiaries other than the Obligations subject to the sharing provisions of this Section
9.06. The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder or under any such Note so purchased or acquired pursuant to this Section 9.06 shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02, 7.04, 9.02(d) and 9.05 and may exercise any and all rights of set-off with respect to such participation as fully as if the Borrower was directly indebted to the holder of such participation for Loans in the amount of such participation.

Section 9.07. Assignment. (a) The Borrower may, with the prior written consent of the Agent (which consent shall not be unreasonably withheld), replace any of the Banks listed on Annex A with another bank; provided, (i) that the Bank being replaced has been paid in full all amounts due it hereunder, (ii) that the full amount of the Commitments remains unchanged, (iii) that the percentage of the total Commitments allocated to the other Banks listed on Annex A (or any successors thereto) remains unchanged unless prior written consent from such Banks has been obtained and (iv) any such replacement bank assumes all the rights and obligations of its predecessor.

(b) The Bank of New York may, without the consent of the Borrower or any Bank, assign any or all of its rights and obligations under this Agreement and any Note to one or more Persons, except that (i) no such assignment shall be made to a Person that is not an Eligible Assignee without the written consent of the Borrower and (ii) no such assignment shall be made without the consent of the Borrower if, after giving effect thereto, The Bank of New York's Commitment would be less than $1,000,000. Each Bank other than The Bank of New York may (i) without the consent of the Borrower or the Agent, assign all (but not less than all) of its rights and obligations under this Agreement and the Notes to any of its Affiliates that is an Eligible Assignee and (ii) with the prior consent of the Borrower with notice to the Agent (which consent shall not be unreasonably withheld), assign any or all of its rights and obligations under this Agreement and the Notes to one or more Persons. Any assignment or transfer by The Bank of New York or any other Bank of any of its obligations under this Agreement or the Notes in accordance with the terms of this paragraph (a) shall, to the extent of the obligations so assigned or transferred, release such Bank and constitute a novation. In connection with each such assignment by The Bank of New York or any other Bank, (i) the assignor Bank, the assignee Bank, the Agent and, in the case of an assignment requiring the consent of the Borrower, the Borrower shall enter into an amendment to Annex A and (ii) the Borrower shall issue new Notes to the assignee Bank and, in the case of a partial assignment, to the assignor Bank against receipt of the existing Notes of the assignor Bank, such amendment and new Notes to appropriately reflect such assignment. In the event of any partial assignment by any Bank, all payments and communications by the Borrower or the Agent to the assignee Bank may, at the option of the Borrower and the Agent, respectively, be made to the assignor Bank in the same manner as if such assignment had not occurred.

(c) The Borrower may not assign or transfer any of its rights or obligations under this Agreement or any Note without the prior written consent of each Bank, and no such assignment or transfer of any such obligation shall relieve the Borrower thereof unless each Bank shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

(d) Notwithstanding any other provision of this Section 9.07, each Bank may at any time, without complying with any restrictions set forth in this Section 9.07, assign all or any portion of its rights under such Bank's Commitment under this Agreement, its Loans and Notes to any of the twelve Federal Reserve Banks provided that any such assignment to a Federal Reserve Bank shall not release the Bank assignor from its obligations under this Agreement.

Section 9.08. Participations. Each Bank may from time to time sell or otherwise grant participations in its Loans and Notes to any Person, and the holder of any such participation (a) shall, with respect to its participation, be entitled to all of the rights of a Bank under Sections 7.02, 7.04, 9.02(d) and 9.05 and
(b) may exercise any and all rights of set-off or banker's lien with respect thereto, in each case as fully as if the Borrower was directly indebted to the holder of such participation for Loans in the amount of such participation; provided that (i) all claims to be made on behalf of any participant under Section 7.02, 7.04 or 9.02(d) shall be made by the Bank that granted such participation and all payments pursuant to such claims shall be made by the Borrower to such Bank, (ii) such Bank shall remain primarily liable to the parties hereto for its obligations hereunder, and (iii) each participation agreement shall provide that the participant (A) will comply with the restrictions contained in the last sentence of Section 5.03(b) to the same extent as if it were a Bank and (B) will keep all of the Borrower's proprietary Information confidential. Each Bank shall, promptly after granting any such participation, notify the Borrower of the identity of the holder of such participation.

Section 9.09. Governing Law. This Agreement and the Notes, including matters related to the Maximum Permissible Rate, shall be construed in accordance with and governed by the law of the State of New York.

Section 9.10. Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Borrower with respect to any Credit Agreement Related Claim may be brought in any court of competent jurisdiction in the City and State of New York and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Credit Agreement Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of
Section 9.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent or any Bank to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Agent or any Bank involving any Credit Agreement Related Claim shall be brought only in a court in New York, New York or the city in which the chief executive office of the Agent or such Bank, as the case may be, is located. THE BORROWER, THE AGENT AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY CREDIT AGREEMENT RELATED CLAIM.

Section 9.11. Exemption from Withholding. (a) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Agent on or before the date the initial Loan is made hereunder (or, in the case of a Person that became a Bank by assignment, promptly upon such assignment), duly completed and signed copies of either (i) Form 1001 of the United States Internal Revenue Service entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or (ii) Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans. Each such Bank shall, from time to time after submitting either such Form, submit to the Borrower and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor Forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be
(i) requested in writing by the Borrower or the Agent and (ii) appropriate under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank pursuant to this Agreement or the Loans. Upon the request of the Borrower or the Agent, each Bank that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Agent a certificate to the effect that it is such a United States person.

(b) If any Bank determines that, as a result of any Regulatory Change, it is unable to submit to the Borrower or the Agent any form or certificate that such Bank is obligated to submit pursuant to the preceding paragraph, or that such Bank is required to withdraw or cancel any such form or certificate, or any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Bank shall promptly notify the Borrower and the Agent of such fact.

(c) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of United States withholding taxes pursuant to Section 1.12(b) or Section 7.02 to any Bank that (i) is not, on the date this Agreement executed by such Bank (or, in the case of a Person that became a Bank by assignment, on the date of such assignment), either (x) entitled to submit Form 1001 entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or Form 4224 relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans or (y) a United States person (as such term is defined in Section 7701(a)(30) of the Code), or (ii) has failed to submit any form or certificate that it was required so to do pursuant to this Section 9.11 and entitled so to do under Applicable Law or (iii) is no longer entitled to submit Form 1001 or Form 4224 (or any successor Form as shall be adopted from time to time by the relevant United States taxing authorities) as a result of any change in circumstances other than a Regulatory Change.

Section 9.12. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 9.13. Survival of Obligations. Except as otherwise expressly provided herein, the rights and obligations of the parties hereunder shall survive the repayment of the Loans and the Notes.

Section 9.14. Entire Agreement. This Agreement and the Notes embody the entire agreement between the Borrower, the Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to such subject matter.

Section 9.15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 9.16. Successors and Assigns. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                              ARTICLE 10
                            INTERPRETATION

Section 10.01.  Definitional Provisions.

(a) Defined Terms.  For the purposes of this Agreement:

"Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

"Adjusted LIBOR" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (i) LIBOR (similarly rounded) for such Interest Period by (ii) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

"Advance" means an advance of the proceeds of a Loan hereunder.

"Affiliate" means, with respect to any Person at any time, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person at such time.

"Agent" means The Bank of New York, as agent and representative for the Banks under this Agreement and the Notes, and any replacement Agent appointed pursuant to Section 8.07.

"Agent's Fee Letter" means the letter, dated the date hereof, from the Borrower to, and accepted by, The Bank of New York, relating to the payment of certain fees by the Borrower to the Agent.

"Agent's Office" means the address of The Bank of New York specified in or determined in accordance with the provisions of
Section 9.01(b).

"Agreement" means this Agreement, as amended from time to time, and after giving effect to all waivers and departures from the terms hereof that have been consented to but only, in the case of each such amendment, waiver or consent, to the extent it complies with the provisions of Section 9.04.

"Agreement Date" means June 20, 1989.

"Alternate Base Rate" means, at any time, the higher of (i) the Base Rate and (ii) the Federal Funds Rate plus 1/2%.

"Applicable Law" means, anything in Section 9.10 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees of all courts and arbitrators.

"Base Rate" means, at any time, the rate of interest publicly announced from time to time by The Bank of New York as its "prime" rate (which rate is not The Bank of New York's lowest rate of interest).

"Base Rate Loan" means a Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base
Rate.

"Base Rate Note" means a promissory note in the form of Exhibit
A-1.

"Bid Borrowing" means any borrowing of Bid Loans from one or more of the Banks on a given date, consisting, collectively, of all Bid Loans made or to be made by the Banks on such date.

"Bid Loan" means an amount advanced by a Bank pursuant to Section
1.03.

"Bid Note" means a promissory note in the form of Exhibit A-3.

"Bonds" means first mortgage bonds issued by the Borrower or, if there are no such first mortgage bonds outstanding, the senior debt securities of the Borrower.

"Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

"Cash Coverage Ratio" means with respect to any such period the ratio of (a) the sum of (i) consolidated net income of the Borrower for such period plus (or minus) (ii) all extraordinary items deducted (or added) in determining said net income plus
(iii) all income taxes deducted in determining said net income plus (iv) total interest charges of the Borrower and its Subsidiaries deducted in determining said net income, excluding allowance for borrowed funds used during construction (such interest charges with such exclusion being referred to as "Actual Interest Expense") plus (v) depreciation minus (vi) allowance for equity and borrowed funds used during construction and other noncash items described in Financial Accounting Standards Board Statement No. 90 to (b) Actual Interest Expense for such period.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commitment" of any Bank means the amount set forth opposite its name in Annex A, as the same may be reduced or limited from time to time pursuant to Section 1.08, or, as the context may require, the obligation of such Bank to make Pro Rata Loans in an aggregate amount not exceeding such amount as so reduced or limited.

"Common Equity" shall mean the sum of (i) the aggregate par value of common stock issued to provide funds to finance the business of the Borrower, (ii) capital contributions from Persons to provide funds to finance the business of the Borrower, (iii) other capital paid-in to provide funds to finance the business of the Borrower, (iv) plus any earned surplus or less any deficit, attributable to the business of the Borrower.

"Consolidated Capitalization" means at any time an amount equal to the sum of (a) Consolidated Stockholders' Equity and (b)
Consolidated Funded Debt, in each case, as of such time.

"Consolidated Debt" means at any time the consolidated Debt of the Borrower and its Consolidated Subsidiaries as of such time.

"Consolidated Funded Debt" means at any time Consolidated Debt that is, at such time, Funded Debt.

"Consolidated Net Income", for any Person for any period, means the amount of consolidated net income of such Person and its Consolidated Subsidiaries for such period (taken as a cumulative whole), provided that there shall be excluded: (i) any net income (or net loss) of a Consolidated Subsidiary (A) for any period during which it was not a Consolidated Subsidiary or (B), in case of any such net income, to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary is not at the time permitted by operation of the terms of any Contract or Applicable Law; (ii) any net income (or net loss) of any other Person (other than a Consolidated Subsidiary) in which such Person or any of its Consolidated Subsidiaries has an ownership interest, except to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions; (iii) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period; (iv) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of investments and other capital assets, provided that there shall also be excluded any related charges for taxes thereon; (v) any net gain arising from the collection of the proceeds of any insurance policy (other than a business interruption insurance policy); (vi) any write-up of any asset;
(vii) any net gains resulting from the defeasance of any Debt;
(viii) any earnings from discontinued businesses; and (ix) any extraordinary gains or losses.

"Consolidated Stockholders' Equity" means at any time the consolidated stockholders' equity of the Borrower and the Consolidated Subsidiaries less their consolidated Mandatorily
Redeemable Obligations (except to the extent deducted in determining such consolidated stockholders equity), in each case, as of such time.

"Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary of such Person or any other entity the accounts of which would be consolidated with those of such first

Person in its consolidated financial statements as of such time.

"Contract" means any indenture, agreement, other contractual restriction, lease, instrument, certificate of incorporation or charter, or by-law, except that no Loan Document shall constitute a "Contract".

"Credit Agreement Related Claim" means any claim (whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, this Agreement, the Notes or the relationship established hereunder or thereunder, whether such claim arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

"Debt" of any Person means at any time, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable that arise in the ordinary course of business but only if and so long as the same are payable on customary trade terms, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to purchase securities or other property that arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all non-contingent obligations of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or similar instrument to the extent that such reimbursement obligations remain outstanding after they become non-contingent,
(vii) all obligations with respect to interest rate and currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligations provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount thereof, (viii) all Debt secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

"Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

"Dollars" and the sign "$" mean lawful money of the United States of America.

"Domestic Lending Office" of any Bank means the branch or office designated by such Bank from time to time as the branch or office at which such Bank's Base Rate Loans are to be made and maintained.

"Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any State thereof, and having combined capital and surplus in excess of $100,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having combined capital and surplus (or the equivalent thereof under the accounting principles applicable thereto) in excess of $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country that is also a member of the OECD and (iii) the central bank of any country that is a member of the OECD.

"ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

"ERISA Affiliate" means any Person, including a Subsidiary or other Affiliate of the Borrower, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c),
(m) or (o) of which the Borrower is a member.

"Existing Benefit Plan" means any Plan listed on Schedule 3.08.

"Event of Default" means any of the events specified in Section
6.01.

"Extension" means an extension of the Termination Date for one year pursuant to Section 2.05.

"Federal Funds Rate" means, for any day, the rate determined by the Agent to be the prevailing rate per annum (rounded upward, if necessary, to the next higher 1/100 of 1 %)bid at 10:00 a.m. (or as soon thereafter as is practicable) on such day by two or more New York Federal funds dealers of recognized standing selected by the Agent for the purchase at face value of Federal funds in the secondary market in an amount comparable to the principal amount of the Loans of the Bank acting as Agent to which the Federal Funds Rate is to apply and with a maturity of one day.

"Fee Payment Date" means the fifth Business Day of each January,
April, July and October.

"Funded Current Liability Percentage" has the meaning ascribed to such term in Code Section 401(a)(29).

"Funded Debt" means, with respect to any Person, Debt of such Person having a final maturity date more than one year after the date of issuance, incurrence or assumption thereof by such Person, including the current portion of any such Debt and including Debt that is renewable or extendable, at the option of the obligor, to a date more than one year after the date of issuance, incurrence or assumption thereof.

"Generally Accepted Accounting Principles" means generally accounting principles as in effect in the United States on the Restatement Effective Date (or the Agreement Date with respect to financial statements and computations delivered or made prior to the Restatement Effective Date).

"Governmental Approval" means an authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

"Guaranty" by any Person means any obligation, contingent or otherwise, of such Person, directly or indirectly,(i) guaranteeing any Debt or Liability of any other Person or (ii) in any other manner (whether or not constituting a guaranty) providing for the payment of any such Debt or Liability or otherwise protecting, or having the practical effect of protecting, the holder of such Debt or Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to indemnify, to keep well, to purchase assets, goods, securities or services, to take or pay, to reimburse for payments made under letters of credit or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

"Information" means data, certificates, reports, statements (including, but not limited to, financial statements delivered pursuant to or referred to in Sections 5.01 and 5.02), opinions of counsel, documents and other information, whether, in the case of any such in writing, the same was prepared by the Borrower or any other Person.

"Interest Payment Date" means the last Business Day of January,
April, July and October of each year.

"Interest Period" means a period commencing, in the case of a Bid Loan and in the case of the first Interest Period applicable to a LIBOR Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, at the election of the Borrower, in the case of LIBOR Interest Periods, on the same day in the first, second, third or sixth calendar month thereafter, and, in the case of a Bid Loan, on the day specified in the notice of the Borrower delivered pursuant to
Section 1.03(e) except that (i) any Interest Period that would otherwise end on a day that is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day unless, in the case of a LIBOR Interest Period, such LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day, (ii) any LIBOR Interest Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall, subject to clauses (iii) and (iv) below, end on the last LIBOR Business Day of a calendar month, (iii) any Interest Period that begins prior to the Termination Date and that would otherwise end after the Termination Date shall end on the Termination Date, and (iv) if any Interest Period applicable to a LIBOR Loan would, by virtue of clause (iii) above, be less than one month, such Loan shall be made as or converted into a Base Rate Loan. "LIBOR Interest Period" means an Interest Period applicable to a LIBOR Loan.

"Lending Office" of any Bank means the Domestic Lending Office or LIBOR Lending Office of such Bank or both. For purposes of Sections 7.01 and 7.02, references to a "Bank" shall be deemed to include a reference to any applicable Lending Office of such Bank.

"Liability" as applied to a Person, means an obligation or liability, whether arising under Contract, Applicable Law or otherwise, in each case to the extent such obligation or liability does not otherwise constitute Debt of such Person.

"LIBOR" means, for any Interest Period, the rate per annum at which The Bank of New York offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the LIBOR Loan to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second LIBOR Business Day before the first day of such Interest Period.

"LIBOR Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London.

"LIBOR Lending Office" of any Bank means the branch, office or Affiliate designated by such Bank from time to time as the branch, office or Affiliate at which such Bank's LIBOR Loans are to be made and maintained.

"LIBOR Loan" means a Loan the interest on which is, or is to be, as the context may require, computed on the basis of Adjusted
LIBOR.

"LIBOR Margin" means, at all times, .2250%.

"LIBOR Note" means a promissory note in the form of Exhibit A-2.

"Lien", as applied to the property or assets (or the income or profits therefrom) of any Person, means (in each case, whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise): any mortgage, lien, pledge, attachment, levy, charge or other security interest or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom. For this purpose, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such asset.

"Loan" means any amount advanced pursuant to Section 1.01 or
Section 1.03, and a Loan of a "type" means a Loan that bears, or is to bear, as the context may require, interest based on the Base Rate, the Adjusted LIBOR for a one-month Interest Period the Adjusted LIBOR for a two-month Interest Period, the Adjusted LIBOR for a three-month Interest Period, the Adjusted LIBOR for a six-month Interest Period or interest as determined pursuant to
Section 1.03 if a Bid Loan.

"Loan Documents" means (i) this Agreement, the Notes and (ii) all other agreements, documents and instruments arising out of (A) any agreement, document or instrument referred to in clause (i) above, (B) any other agreement, document or instrument referred to in this clause (ii) or (C) any of the transactions pursuant to any agreement, document or instrument referred to in clause (i) above or in this clause (ii).

"Mandatorily Redeemable Obligation" means, as applied to a Person, an obligation of such Person to the extent that it is redeemable, payable or required to be purchased or otherwise retired or extinguished (a) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (b) at the option of any Person other than such Person or (c) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings.

"Margin Stock" means "margin stock" as defined in Regulations U and X.

"Materially Adverse Effect" means, (i) with respect to any Person, a materially adverse effect on such Person's business, assets, liabilities, financial condition, results of operations or business prospects, (ii) with respect to a group of Persons "taken as a whole", a materially adverse effect on such Persons' business, assets, liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles, (iii) with respect to any

Contract or any other obligation (other than this Agreement and the Notes), a materially adverse effect, as to any party thereto, upon the binding nature, validity or enforceability thereof, and
(iv) with respect to this Agreement or any of the Notes, an adverse effect, whether or not material, on the binding nature, validity or enforceability thereof as an obligation of the Borrower.

"Maximum Permissible Rate" means, with respect to interest payable on any amount owing to any Person, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on such Person or (ii) such Person's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

"Multiemployer Plan" means a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

"Note" means a Base Rate Note and a LIBOR Note, in each case dated the Restatement Effective Date, or a Bid Note.

"Obligations" means all indebtedness, liabilities, obligations, covenants and duties of, and all terms and conditions to be observed by, the Borrower due or owing to, or in favor or for the benefit of, the Agent and the Banks, or any of them, under this Agreement or any of the Notes, or any of them, of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising, and whether or not (i) for the payment of money or the performance or nonperformance of any act,
(ii) arising or accruing before or after the filing by or against the borrower of a petition under the Bankruptcy Code or (iii) allowable under Section 5.02(b)(2) of the Bankruptcy Code.

"Original Agreement" shall have the meaning ascribed thereto in the first recital to this Agreement.

"PBGC" means the Pension Benefit Guaranty Corporation.

"Permitted Lien" means: (i) any Lien securing first mortgage bonds issued pursuant to the Indenture of Mortgage and Deed of Trust dated as of June 30, 1989 between the Borrower and the Connecticut National Bank, as Trustee, or other secured debt issued by the Borrower that did not at the time of issuance result in a violation of Section 4.10; (ii) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.01(e) and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (iii) any Lien on the properties and assets of a Subsidiary of the Borrower securing an obligation owing to the Borrower; (iv) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation; (v) any Lien constituting an encumbrance in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property that does not materially detract from the value of such property or impair the use thereof in the business of the Borrower or any Subsidiary; (vi) any Lien constituting a lease or sublease granted by the Borrower or any Subsidiary to others pursuant to a transaction to which Section
4.05 does not apply; (vii) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than 20 days; (viii) any Lien existing on (A) any property or asset of any Person at the time such Person becomes a Subsidiary or (B) any property or asset at the time such property or asset is acquired by the Borrower or a Subsidiary, but only, in the case of either (A) or (B), if and so long as (1) such Lien was not created in contemplation of such Person becoming a Subsidiary or such property or asset being acquired, (2) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (3) such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such property or asset is acquired and (4) the obligation secured by such Lien is not in default; (ix) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.09, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (x) any Lien securing Purchase Money Debt but only if, in the case of each such Lien, (A) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Debt secured by such Lien and to fixed improvements thereafter erected on such property or asset and (B) such Lien attached to such property or asset within 30 days of the acquisition of such property or asset; or (xi) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (viii), (ix),
(x) or (xi) of this definition, but only, in the case of each such renewal, extension or replacement Lien, if (A) the principal amount of the obligation secured by such Lien does not exceed the principal amount of the obligation so secured at the time of the extension, renewal or replacement, (B) the obligation secured by such Lien bears interest at a rate per annum that is commercially reasonable at the time such obligation is incurred and (C) such renewal, extension or replacement Lien is limited to all or a part of the property or asset that was subject to the Lien extended, renewed or replaced and to fixed improvements thereafter erected on such property or asset.

"Person" means an individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, a government or any agency or political subdivision thereof and, for the purpose of the definition of "ERISA Affiliate", a trade or business.

"Plan" means, at any time, any employee benefit plan (including a Multiemployer Plan), the funding requirements of which (under
Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of the Borrower or any ERISA Affiliate.

"Post-Default Rate" means a rate per annum equal to the Base Rate as in effect from time to time plus 2% (provided that, if the amount that is to bear interest at the Post-Default Rate is a LIBOR Loan, the "Post-Default Rate" for such Loan shall be, for the period commencing on the date the Post-Default Rate becomes applicable and ending on the earlier of (i) the day such Loan is converted into a Base Rate Loan and (ii) the last day of the Interest Period during which such amount becomes due and payable, the interest rate for such Loan as provided in Section 1.04(a)(i)(B) plus 2% and thereafter the Base Rate as in effect from time to time plus 2%).

"Pro Rata Loan" means a Base Rate or LIBOR Loan.

"Prohibited Transaction" means a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

"Purchase Money Debt" means (i) Debt of the Borrower that is incurred to finance part or all of (but not more than) the purchase price of a tangible asset, provided that (A) neither the Borrower nor any Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and
(B) such Debt is incurred within 30 days after such purchase, or
(ii) Debt that (A) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Debt that is such by virtue of clause (i) or (ii) and (B) bears interest at a rate per annum that is commercially reasonable at the time such Debt is incurred.

"Refunding Loan" means any Loan to the extent the proceeds thereof are to be used to refinance outstanding Bid Loans.

"Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System and any successor regulation.

"Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System and any successor regulation.

"Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System and any successor regulation.

"Regulatory Change" means any Applicable Law (including, without limitation, the risk-based capital guidelines contained in 12 C.F.R. Parts 3, 208, 225 and 325), interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented after the Agreement Date, whether or not the same is (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (ii) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any income or franchise tax imposed upon any Bank by any jurisdiction (or any political subdivision thereof) in which such Bank or any Lending Office is located.

"Repayment Date" means the later of (i) the Termination Date or the cancellation or reduction to zero of the Commitments, whichever occurs first, and (b) the payment in full of the Obligations.

"Reportable Event" means, to the extent the same relates to or affects a Plan, (i) any of the events set forth in ERISA Sections 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) or the regulations thereunder,
(ii) any event requiring the Borrower or any ERISA Affiliate to provide security to a Plan under Code Section 401(a)(29) and
(iii) any failure to make a payment required by Code Section
412(m).

"Representation and Warranty" means each representation or warranty made pursuant to or under (i) Section 2.01, Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement, (ii) any amendment of or waiver or consent under this Agreement or (iii) any Schedule to this Agreement or any such amendment, waiver or consent, whether or not, in the case of any representation or warranty referred to in clause (i), (ii) or
(iii) of this definition, the information that is the subject matter thereof is within the knowledge of the Borrower.

"Required Banks" means Banks holding more than 66-2/3% of the aggregate unpaid principal amount of the Notes (if any) and Banks having in the aggregate more than 66-2/3% of the Commitments; provided, that if any Note is outstanding, for purposes of requesting the Agent to take any action described in Section 6.02(a), "Required Banks" means Banks holding more than 66-2/3% of the aggregate unpaid principal amount of the Notes then outstanding; and provided, further, that for purposes of requesting the Agent to take any action described in Section 6.02(b), "Required Banks" means Banks having in the aggregate more than 66-2/3% of the Commitments.

"Reserve Requirement" means at any time the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. Adjusted LIBOR shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Requirement.

"Restatement Effective Date" shall have the meaning set forth in
Section 2.01.

"Subsidiary" means, with respect to any Person, any other Person of which (i) securities having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (ii) other ownership interests ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries.

"Tax" means any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits, other than income and franchise taxes imposed upon any Bank by the jurisdictions (or any political subdivisions thereof) in which such Bank or any Lending Office of such Bank is located.

"Termination Date" means January 31, 1998 or such later date to which the Commitments have been extended pursuant to an Extension.

"Termination Event" means (i) a Reportable Event, (ii) the termination of a Plan, or the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination under ERISA Section 4041(c), (iii) the institution of proceedings to terminate a Plan under ERISA Section 4042 or (iv) the appointment of a trustee to administer any Plan under ERISA
Section 4042.

"Unfunded Benefit Liabilities" means with respect to any Plan at any time, the amount of unfunded benefit liabilities of such Plan at such time as determined under ERISA Section 4001(a)(18).

"YES" means Yankee Energy System, Inc., a Connecticut corporation, of which the Borrower is a wholly-owned subsidiary.

(b) Other Definitional Provisions. (i) Except as otherwise specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assignees, but only, in the case of assignees of the Borrower or any Bank, to the extent the applicable assignment complies with the provisions of this Agreement, (B) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law as the same may have been or may be amended or supplemented from time to time, (C) to this Agreement or any Note shall be deemed references to this Agreement or such Note (and, in the case of any Note, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or modified from time to time, but only, in the case of each such amendment, supplement, waiver or modification, to the extent permitted by, and effected in accordance with, the terms thereof, and (D) to any other Contract defined or referred to herein or therein shall be deemed references to such Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

(ii) When used in this Agreement, the words "herein", "hereof" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section", "Article", "Schedule", "Annex" and "Exhibit" shall refer to Sections and Articles of, and Schedules, Annexes and Exhibits to, this Agreement unless otherwise specified.

(iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

(iv) Unless otherwise specified, all references herein to a time of day shall mean that time of day in New York City.

(v) All terms defined in this Agreement shall have the defined meanings when used in the Notes or, except as otherwise expressly stated therein, any certificate, opinion or other document delivered pursuant hereto.

Section 10.02. Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles (subject, in the case of financial statements delivered pursuant to Section 5.01(a), to normal year-end auditing adjustments), except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be concurred with by the Borrower's independent certified public accountants.

Section 10.03. Representations and Warranties. Unless otherwise specified, all Representations and Warranties shall be deemed made at and as of the Agreement Date, at and as of the Restatement Effective Date, at and as of the time of each Loan, and, in addition, in the case of any particular Representation and Warranty, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement pursuant to, under which, or in connection with which, such Representation or Warranty is made or deemed made.

Section 10.04. Captions.  Captions to Sections, Articles,
Schedules, Annexes and Exhibits are provided for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Restatement Effective Date.

                              YANKEE GAS SERVICES COMPANY
                              By s/s Sarah K. Sander
                              Title:  Assistant Treasurer

                              THE BANK OF NEW YORK,
                              as Agent and as a Bank
                              By s/s John W. Hall
                              Title:  Vice President

                              THE FIRST NATIONAL BANK OF BOSTON
                              By s/s Frank T. Smith, Jr.
                              Title:  Director

                              SHAWMUT BANK CONNECTICUT, N.A.
                              By s/s Thomas L. Rose
                              Title:  Vice President

                              MELLON BANK, N.A.
                              By s/s Mary Ellen Usher
                              Title:  Vice President

                              SWISS BANK CORPORATION
                              By s/s Darryl Monasebian
                              Title:  Associate Director

                              By s/s Donna L. Burton
                              Title:  Associate Director

Banks, Lending Offices
and Notice Addresses          Commitment



THE BANK OF NEW YORK          $20,000,000

Domestic Lending  Office:

The Bank of New York
One Wall Street
19th Floor
New York, New York  10286


LIBOR Lending Office:

The Bank of New York
One Wall Street
19th Floor
New York, New York  10286


Notice  Address:

The Bank of New  York
One Wall  Street
New York, New York  10286

Telex  No.:  177612

Attention:     John W. Hall, 19th Floor
Telephone No.: (212) 635-7581
Telecopy No.:  (212) 635-7923

               Patricia Clancy, 18th Floor
Telephone No.: (212) 635-4696
Telecopy No.:  (212) 635-6365/6367


THE FIRST NATIONAL BANK
OF BOSTON                     $10,000,000

Domestic Lending Office:

The First National Bank of Boston
100 Federal Street, M/S 01-08-02
Boston, MA 02110


LIBOR Lending Office:

The First National Bank of Boston
100 Federal Street, M/S 01-08-02
Boston, MA 02110


Notice Address:

The First National Bank  of  Boston
100 Federal Street,  MIS  01-08-02
Boston, MA  02110

Telex No.:  499-6527

For credit issues:
Attention:     Carol E.  Holley
               Vice  President
Telephone No.: (617)  434-1921
Telecopy No.:  (617)  434-3652

For notices and other issues:

Attention:     Debra  Williams
Telephone:     (617)  467-2314
Telecopy: (617)  467-2276


SHAWMUT BANK
CONNECTICUT, N.A.             $10,000,000

Domestic Lending Office:

Shawmut Bank N.A.
One Federal Street, OF0308
Boston, MA 02211


LIBOR Lending Office:

Shawmut  Bank  N.A.
One Federal Street, OF0308
Boston,  MA   02211

Notice Address:

Shawmut  Bank  N.A.
One Federal Street, OF0308
Boston,  MA   02211

Telephone  No.: (617)  292-3030
Telecopy No.:   (617) 292-2619

Attention:     Thomas L.  Rose
               Vice  President


MELLON BANK,  N.A.            $10,000,000

Domestic Lending Office:

Mellon Bank,  N.A.
One Mellon  Bank  Center
Grant Street
Pittsburgh, PA  15258-0001


LIBOR Lending Office:


Mellon Bank,  N.A.
One Mellon  Bank  Center
Grant Street
Pittsburgh, PA  15258-0001


Notice Address:

Mellon Bank,  N.A.
One Mellon  Bank  Center
Grant Street
Pittsburgh, PA  15258-0001


Telephone No.:  (412) 236-1203
Telecopy No.:    (412) 234-8888

Attention:  Mary Ellen Usher


SWISS  BANK  CORPORATION      $10,000,000

Domestic Lending Office:

Swiss Bank Corporation New York Branch and Cayman Islands
Branches
222 Broadway
New York,  New  York  10038


LIBOR Lending Office:

Swiss Bank Corporation
New York Branch and Cayman Islands Branches
222 Broadway
New York,  New  York  10038


Notice Address:

Swiss Bank Corporation
New York Branch and Cayman Islands Branches
222 Broadway
New York,  New  York  10038

Attention: Public Utilities Department
Reference all correspondence: Yankee Gas
Services Co. No. 039152

For credit  issues:
Attention:  Darryl Monasebian

Telephone  No.:  (212)  574-3103
Telecopy No.:    (212)  574-4395

For notices and other issues:
Attention:  Laura Paradiso

Telephone  No.:  (212)  574-4119
Telecopy No.:    (212)  574-3180